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                                                                   EXHIBIT 10.26



                          FOURTH AMENDMENT TO SUBLEASE


The Sublease dated October 7, 1998, by and between Jaycor, Inc. ("Sublandlord") and Jaycor Networks, Inc. ("Subtenant"), amended as First Amendment to Lease on December 1, 1998, Second Amendment to Lease on April 1, 1999, and Third Amendment to Lease on May 15, 1999 is hereby amended as follows:

1. Premises: Effective August 1, 1999 Sublandlord agrees to lease an additional 1085 rentable square feet ("Additional Premises" - see attached Exhibit "A") for a total of 23,588 rentable square feet.

2. Base Rent: Commencing August 1, 1999 the Base Rent shall be $32,079.68 per month. Estimated NNN expenses shall be $13,356.85 per month for a total monthly payment of $45,436.53.


Other than the above-referenced changes to the Sublease, all terms and conditions of the Original Sublease Agreement will remain in full force and effect.


AGREED AND ACCEPTED:

SUBLANDLORD:  Jaycor, Inc.

/s/ RANDY JOHNSON                         August 1, 1999
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SUBTENANT:  Jaycor Networks, Inc.

/s/ TERRY FLANAGAN                        August 1, 1999
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                                   EXHIBIT A


                          [Floor plan of First Floor]